Supplement Dated July 11, 2014
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

Lincoln VUL-1

This supplement outlines certain changes to your variable universal life insurance product prospectus.  It is for informational purposes only; no action is required on your part.  Keep this supplement with your prospectus for future reference.

The following changes will take effect on August 11, 2014:

The “DWS Funds” will become known as the “Deutsche Funds” and the below-listed DWS funds will be renamed as follows:

Current Fund Name	New Fund Name
DWS Investments VIT Funds DWS Equity 500 Index VIP	Deutsche Investments VIT Funds Deutsche Equity 500 Index VIP